UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022
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Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36197			46-3340980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)			(I.R.S. Employer Identification Number)

25521 Commercentre Drive
	Lake Forest,	California	92630
(Address of Principal executive offices, including Zip Code)

	(949)	462-9300
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TACO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 8, 2022 (the “Closing Date”), Epic Merger Sub Inc., a Delaware corporation (“Merger Sub”), which is a direct wholly owned subsidiary of Jack in the Box Inc., a Delaware corporation (“Parent”), merged with and into Del Taco Restaurants, Inc., a Delaware corporation (the “Company”), with the Company continuing as the surviving corporation (the “Merger”), pursuant to the previously announced Agreement and Plan of Merger, dated as of December 5, 2021 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. As a result of the Merger, the Company became a wholly-owned subsidiary of Parent.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), issued and outstanding as of immediately prior to the Effective Time was cancelled and automatically converted into the right to receive $12.51 in cash, without interest and subject to withholding tax (the “Per Share Merger Consideration”), other than (1) any shares as to which dissenters’ rights were perfected (and not withdrawn or lost) in accordance with applicable law (which were cancelled and converted into the right to receive a payment determined in accordance with Section 262 of the Delaware General Corporation Law), and (2) certain non-accelerating restricted stock awards (which were be treated as described below).

At the Effective Time, each of the Company’s then outstanding equity awards were treated as follows: (1) each unexercised option to acquire Company Common Stock vested and was converted into the right to receive cash in an amount equal to the excess, if any, of the Per Share Merger Consideration over the exercise price per share of such option to acquire Company Common Stock multiplied by the number of shares of Company Common Stock subject to such option; (2) each restricted stock award (other than certain non-accelerating restricted stock awards granted to the Company’s named executive officers) vested and was converted into the right to receive cash in an amount equal to the Merger Consideration multiplied by the number of shares of Company Common Stock subject to such restricted stock award; and (3) each outstanding performance-based restricted stock unit award vested and was converted into the right to receive cash in an amount equal to the Per Share Merger Consideration multiplied by the maximum number of shares of Company Common Stock subject to such performance-based restricted stock unit award. The non-accelerating restricted stock awards were converted into restricted stock awards with respect to Parent common stock.

The aggregate consideration used by Parent to consummate the Merger (including the funds required to pay for all equity securities of the Company in connection with the Merger) was approximately $585 million, which amount was financed by cash on hand from Parent’s previously-announced securitization financing completed on February 11, 2022, together with borrowings under Parent’s revolving financing facility of the variable funding notes.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 6, 2021, as amended, and is incorporated by reference into this Item 2.01.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 3.01.

In connection with the completion of the Merger, the Company notified the Nasdaq Stock Market (“Nasdaq”) on March 8, 2022 that each outstanding share of the Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01. Nasdaq halted trading of the Common Stock prior to the opening of Nasdaq on March 8, 2022 and filed a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to remove the Common Stock from listing on Nasdaq and to deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, Del Taco intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of Del Taco’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 is incorporated by reference into this Item 3.03.

In connection with the completion of the Merger, at the Effective Time, each outstanding share of the Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01, and holders of such Common Stock ceased to have any rights as stockholders of the Company, except as provided in the Merger Agreement or by applicable law.

Item 5.01    Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly-owned subsidiary of Parent.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 5.02.

Directors

In connection with the completion of the Merger (and not as a result of any disagreement with the Company), at the Effective Time, each of the Company’s directors immediately prior to the Effective Time ceased to be directors of the Company. In accordance with the terms of the Merger Agreement, immediately following the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, which consisted of Darin Harris and Tim Mullany (Parent’s Chief Executive Officer and Chief Financial Officer, respectively), became the directors of the Company.

Officers

In connection with the completion of the Merger (and not as a result of any disagreement with the Company), at the Effective Time, each of the Company’s officers immediately prior to the Effective Time ceased to be officers of the Company. In accordance with the terms of the Merger Agreement, immediately following the Effective Time, the following became the officers of the Company: (i) John D. Cappasola, Jr. as Chief Executive Officer, (ii) Darin Harris as President, (iii) Tim Mullany as Chief Financial Officer, (iv) Sarah Super as Secretary and (v) Michael Snider as Vice President and Assistant Secretary.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the amended and restated certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety. A copy of such amended and restated certificate of incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

At the Effective Time, the amended and restated bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety. A copy of such amended and restated bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference into this Item 5.03.

Item 8.01    Other Events.

On March 8, 2022, the Company and Parent issued a joint press release announcing the completion of the Merger. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated December 5, 2021, by and among Del Taco Restaurants, Inc. and Jack in the Box Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the SEC on December 6, 2021, as amended).

3.1	Amended and Restated Certificate of Incorporation of Del Taco Restaurants, Inc.
3.2	Amended and Restated Bylaws of Del Taco Restaurants, Inc.
99.1	Press Release, dated March 8, 2022.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: March 8, 2022